UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42451	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

52 E. 83rd Street, New York, New York	10028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 979-3072

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TDACU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	TDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On May 27, 2026, Translational Development Acquisition Corp., a Cayman Islands exempted company with limited liability (“TDAC”), entered into an Agreement and Plan of Merger (as it may be amended, restated or otherwise modified from time to time, the “Business Combination Agreement”) with Prologium Holding Inc., a Cayman Islands exempted company with limited liability (“ProLogium” or the “Company”), PLG Merger Sub 1, a Cayman Islands exempted company with limited liability and a wholly-owned direct subsidiary of the Company (“Merger Sub 1”), and PLG Merger Sub 2, a Cayman Islands exempted company with limited liability and a wholly-owned direct subsidiary of the Company (“Merger Sub 2” and, together with Merger Sub 1, the “Acquisition Entities”).

Pursuant to the Business Combination Agreement, among other transactions and subject to the terms and conditions set forth therein, immediately following the Recapitalization (as defined below), (i) at the effective time of the First Merger (the “First Merger Effective Time”), Merger Sub 1 will merge with and into TDAC (the “First Merger”), whereupon the separate corporate existence of Merger Sub 1 will cease and TDAC will be the surviving company and continue as a wholly-owned subsidiary of the Company, and (ii) immediately after the consummation of the First Merger, TDAC, as the surviving company of the First Merger, will merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), whereupon the separate corporate existence of TDAC will cease and Merger Sub 2 will be the surviving company and continue as a wholly-owned subsidiary of the Company. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

The Business Combination

Pursuant to the Business Combination Agreement, on the closing date of the Business Combination (the “Closing Date”), immediately prior to the First Merger Effective Time, the Company will adopt an amended and restated memorandum and articles of association (the “Listing A&R AoA”), which will become effective upon the closing of the Business Combination (the “Closing”), and will implement a recapitalization of its share capital (the “Recapitalization”).

The Recapitalization will include a share consolidation pursuant to which each common share and preferred share of the Company outstanding or authorized immediately prior to the First Merger Effective Time (collectively, the “Pre-Recapitalization Company Shares”) will be consolidated into a number of shares equal to the Consolidation Factor (as defined below). Following such share consolidation, the resulting shares will be repurchased and cancelled by the Company in exchange for the issuance of Company ordinary shares, with the class of Company ordinary shares determined as set forth in the Business Combination Agreement and the Listing A&R AoA. The “Consolidation Factor” means the quotient obtained by dividing the Per Share Equity Value by $10.00, and “Per Share Equity Value” means the equity value of the Company divided by the aggregate number of Pre-Recapitalization Company Shares issued and outstanding immediately prior to the Recapitalization. The press release furnished as Exhibit 99.1 to this Current Report describes the Business Combination as implying an approximately $3.8 billion valuation for ProLogium on a net cash-free basis.

At the First Merger Effective Time, by virtue of the First Merger and without any action on the part of TDAC, the Company, Merger Sub 1 or the holders of TDAC securities, each issued and outstanding Class A ordinary share of TDAC, par value $0.0001 per share (“TDAC Class A Ordinary Shares”), other than any TDAC Class A Ordinary Shares held by holders who validly exercise and do not effectively withdraw or lose their dissenter rights under Section 238 of the Companies Act (As Revised) of the Cayman Islands (the “Cayman Islands Companies Act”), will be cancelled in exchange for the right to receive one (1) Class A ordinary share of the Company, par value $0.0001 per share (“Company Class A Ordinary Share”). Each issued and outstanding TDAC ordinary share held by a holder who validly exercises and does not effectively withdraw or lose such dissenter rights will be cancelled and will carry no rights other than the right to receive the fair value of such share determined in accordance with Section 238 of the Cayman Islands Companies Act.

At the First Merger Effective Time, each outstanding and unexercised warrant of TDAC (“TDAC Warrant”) will be converted into and become the right to receive a warrant of the Company on the same terms and conditions as the applicable TDAC Warrant. The Company is expected to be named ProLogium Technology and to be listed on Nasdaq under the ticker symbol PRLG following the Closing.

The Business Combination Agreement has been approved by the boards of directors of TDAC, the Company and each of the Acquisition Entities.

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things: (i) approval for listing of the Company Class A Ordinary Shares and Company warrants contemplated to be listed pursuant to the Business Combination Agreement on Nasdaq; (ii) the absence of any governmental order enjoining, restraining, prohibiting or otherwise making illegal the consummation of the Business Combination; (iii) receipt of the required approval by TDAC shareholders; (iv) receipt of the required approval by Company shareholders; (v) the effectiveness of the registration statement to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), and the absence of any stop order or threatened or initiated action seeking a stop order with respect thereto; (vi) the Second Merger Surviving Company, as successor to TDAC, having at least $5,000,001 of net tangible assets after the consummation of the Business Combination and the closing of any TDAC shareholder redemptions; and (vii) completion of the Recapitalization in accordance with the Business Combination Agreement.

The obligations of TDAC to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of the Company, subject to certain materiality standards set forth in the Business Combination Agreement; (ii) material compliance by the Company with its covenants, obligations and agreements under the Business Combination Agreement; (iii) the absence of any Company Material Adverse Effect, as defined in the Business Combination Agreement, that is continuing as of the Closing; and (iv) receipt by TDAC of the closing deliverables required to be delivered by the Company.

The obligations of the Company and the Acquisition Entities to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of TDAC, subject to certain materiality standards set forth in the Business Combination Agreement; (ii) material compliance by TDAC with its covenants, obligations and agreements under the Business Combination Agreement; (iii) the absence of any TDAC Material Adverse Effect, as defined in the Business Combination Agreement; (iv) the extension of the deadline by which TDAC must consummate its initial business combination to a date after June 24, 2026 (the “TDAC Extension”); (v) receipt by the Company of the closing deliverables required to be delivered by TDAC; and (vi) Available Cash, as defined in the Business Combination Agreement, being greater than or equal to $250,000,000.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Business Combination and efforts to satisfy the conditions to consummation of the Business Combination. The Business Combination Agreement also contains additional covenants of the parties, including covenants regarding: (i) preparation and filing by the Company of a registration statement on Form F-4, or such other appropriate form as determined by the parties, that will include a proxy statement for the solicitation of proxies from TDAC shareholders and a prospectus for the Company securities to be issued in the Business Combination; (ii) convening the extraordinary general meeting of TDAC shareholders to approve the Business Combination and related proposals and to provide TDAC shareholders with the opportunity to redeem their TDAC Class A Ordinary Shares in accordance with the TDAC governing documents; (iii) obtaining Company shareholder approval; (iv) the composition of the board of directors of the Company following the Closing; (v) continued listing of TDAC prior to the Closing and listing of the Company Class A Ordinary Shares and Company warrants as of the Second Merger Effective Time; (vi) the release of funds from TDAC’s trust account; (vii) non-solicitation restrictions applicable to TDAC and the Company; (viii) the TDAC Extension; and (ix) the parties’ commercially reasonable efforts to enter into and consummate subscription agreements or backstop arrangements in connection with a private equity investment in TDAC to purchase TDAC Class A Ordinary Shares on terms mutually agreeable to the parties.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of the Company and the Acquisition Entities relating, among other things, to corporate existence and power; corporate authorization; governmental authorizations and consents; non-contravention; subsidiaries; capitalization; financial statements; undisclosed liabilities; absence of changes; litigation and proceedings; compliance with laws and permits; significant contracts; intellectual property; employee benefit plans; labor matters; taxes; insurance; real property and assets; environmental matters; affiliate transactions; vendors and customers; certain business practices and anti-corruption matters; information supplied for inclusion in the registration statement and proxy statement; broker’s fees; and no additional representations and warranties or outside reliance.

The Business Combination Agreement contains representations and warranties of TDAC relating, among other things, to corporate existence and power; corporate authorization; governmental authorizations and consents; non-contravention; litigation and proceedings; capitalization; undisclosed liabilities; SEC documents and controls; listing; information supplied for inclusion in the registration statement and proxy statement; the trust account; absence of changes; compliance with laws and permits; contracts; employees and employee benefit plans; properties; affiliate transactions; taxes; certain business practices and anti-corruption matters; independent investigation; broker’s fees; and no additional representations and warranties or outside reliance.

The representations and warranties made in the Business Combination Agreement will not survive the Second Merger Effective Time, except as otherwise set forth in the Business Combination Agreement.

Founder IP Compensation

The Business Combination Agreement provides that, prior to the Closing Date, in recognition of the Founder’s contributions to the Company and the development of key Intellectual Property Rights for the Company (the “Founder IP”), the Company will reserve for issuance a number of Equity Securities, which will consist of Class B ordinary shares of the Company upon the Closing, representing 2.5% of the Company’s total share capital on a fully diluted basis as of the Closing (the “Cap”). From and after the Closing Date, to determine the actual number of Class B ordinary shares of the Company to be issued to the Founder (the “Founder IP Compensation Shares”), the Company shall timely engage an independent third-party valuation firm to conduct an independent valuation of the Founder IP and shall issue a its final valuation report within two (2) months of engagement. Within one (1) month of the date of such valuation report the Company’s board shall instruct its compensation committee to review the final valuation report and determine the number of Founder IP Compensation Shares that has the aggregate value equivalent to such fair valuation of the Founder IP. The Founder IP Compensation Shares shall be issued to the Founder or an affiliate designated by the Founder.

New Equity Incentive Plan

Prior to the Closing Date, the Company is required to approve and adopt a new incentive equity plan to be effective as of the Second Merger Effective Time and to provide for the grant of awards to service providers of the Company and its subsidiaries, with a total pool of awards not exceeding such number of Company Class A Ordinary Shares equal to 12.5% of the share capital of the Company immediately after the Closing on a fully diluted basis. Notwithstanding the foregoing, until and prior to the initial closing of the PIPE Investment, the incentive shares approved to be granted shall be no more than 6.0% of the share capital of the Company immediately after the Closing on a fully diluted basis.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including: (i) by written consent of all parties to the Business Combination Agreement; (ii) by either the Company or TDAC if the Closing has not occurred on or before March 31, 2027, subject to the extension mechanics set forth in the Business Combination Agreement if TDAC seeks and obtains the TDAC Extension with the prior written consent of the Company; (iii) by either the Company or TDAC if consummation of the Mergers is permanently enjoined, prohibited, deemed illegal or prevented by the terms of a final, non-appealable governmental order; (iv) by TDAC upon an uncured breach by the Company of certain representations, warranties, covenants or agreements, subject to the applicable cure period and other limitations set forth in the Business Combination Agreement; (v) by the Company if TDAC fails to obtain the TDAC Extension by June 24, 2026, fails to timely hold the shareholder meeting to vote on the TDAC Extension, or if it becomes reasonably apparent to the Company that TDAC would be unable to obtain the TDAC Extension, or upon an uncured breach by TDAC of certain representations, warranties, covenants or agreements, subject to the applicable cure period and other limitations set forth in the Business Combination Agreement; or (vi) by either the Company or TDAC if the TDAC shareholder approval is not obtained at the TDAC extraordinary general meeting, subject to any permitted adjournment or postponement.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and the terms of which are incorporated by reference herein.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties instead of establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in TDAC’s public disclosures.

Certain Related Agreements

Sponsor Letter Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, TDAC, the Company and TDAC Partners LLC, a Delaware limited liability company (the “Sponsor”), entered into a sponsor letter agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor agreed, among other things, to (i) attend any meeting of TDAC shareholders for purposes of establishing a quorum, and vote all TDAC ordinary shares and other voting securities held by it in favor of approving the transactions contemplated by the Business Combination Agreement, including any proposal to extend the time by which TDAC must consummate an initial business combination; (ii) not transfer any TDAC ordinary shares, warrants or other equity securities held by it, except for transfers permitted under the Sponsor Letter Agreement; (iii) waive any dissenters’, appraisal or similar rights with respect to its TDAC ordinary shares in connection with the transactions contemplated by the Business Combination Agreement; (iv) not redeem any TDAC ordinary shares held by it in connection with such business combination or any proposal to extend the time by which TDAC must consummate an initial business combination; and (v) waive any anti-dilution adjustment to the conversion ratio between TDAC Class B ordinary shares and TDAC Class A Ordinary Shares set forth in Article 17.3 of TDAC’s amended and restated memorandum and articles of association, in each case on the terms set forth in the Sponsor Letter Agreement. The Sponsor also agreed, subject to specified exceptions, not to transfer, for twelve (12) months following the consummation of the Business Combination, any Company Class A Ordinary Shares and Company warrants held by it immediately after the First Merger Effective Time, or any Company Class A Ordinary Shares acquired upon conversion, exercise or exchange of such Company warrants.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Letter Agreement, a copy of which is filed with this Current Report as Exhibit 10.1 and the terms of which are incorporated by reference herein.

ProLogium Shareholder Voting Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Company, TDAC and certain shareholders of the Company (the “Company Voting Shareholders”) entered into a voting agreement (the “Voting Agreement”), pursuant to which each Company Voting Shareholder agreed, among other things, to vote, or cause to be voted, its subject shares in favor of the Company shareholder approval and, if applicable, in favor of an adjournment of the applicable Company shareholder meeting if there are insufficient votes to obtain such approval, and to cause its subject shares to be counted as present for purposes of establishing a quorum.

Under the Voting Agreement, each Company Voting Shareholder also agreed not to redeem any of its subject shares in connection with the Business Combination. The Voting Agreement provides that newly issued or acquired Company securities and voting rights acquired prior to the Closing will be included as subject shares. The Company Voting Shareholders and the Company further agreed to certain restrictions on amendments to specified investment agreements and to the termination of such investment agreements and related rights effective as of the Closing, in each case as set forth in the Voting Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting Agreement, a copy of which is filed with this Current Report as Exhibit 10.2 and the terms of which are incorporated by reference herein.

ProLogium Shareholder Lock-Up Agreement

The Business Combination Agreement contemplates that, prior to or concurrently with the consummation of the Business Combination, the Company, TDAC and certain Company shareholders will enter into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which each such Company shareholder will agree, subject to customary exceptions, not to transfer certain Company ordinary shares and other securities held, issuable or acquirable by such Company shareholder immediately after the Second Merger Effective Time during the applicable lock-up period. The Lock-Up Agreement provides for lock-up periods of eighteen (18) months from and after the Closing Date for the Founder and his controlled entity, twelve (12) months from and after the Closing Date for management holders, and six (6) months from and after the Closing Date for the SBCVC entities, New Epoch, the New Horizon shareholders and other Company shareholders listed in the Lock-Up Agreement, in each case subject to the terms and exceptions set forth in the Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Lock-Up Agreement, a copy of which is filed with this Current Report as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Registration Rights Agreement

The Business Combination Agreement contemplates that, concurrently with the consummation of the Business Combination, the Company, the Sponsor and certain Company shareholders will enter into a registration rights agreement (the “Registration Rights Agreement”), which will be effective upon the Closing. Pursuant to the Registration Rights Agreement, the Company will grant the Sponsor and such Company shareholders customary registration rights with respect to certain registrable securities held by them following the Closing.

The Registration Rights Agreement requires the Company to use commercially reasonable efforts to file, within forty-five (45) calendar days following the Closing Date, a shelf registration statement covering the resale of all registrable securities, and to use commercially reasonable efforts to have such shelf registration statement declared effective no later than the ninetieth (90th) calendar day, or one hundred and twentieth (120th) calendar day if the SEC notifies the Company that it will review the registration statement, following the filing deadline, subject to the terms and conditions set forth therein. The Registration Rights Agreement also provides for underwritten shelf takedown rights, subject to a $50 million minimum takedown threshold and a maximum of two underwritten shelf takedowns in any calendar year, piggyback registration rights, block trade rights and other coordinated offering rights, subject to the terms and limitations set forth therein.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed with this Current Report as Exhibit 10.4 and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On May 27, 2026, TDAC and ProLogium issued a joint press release announcing their entry into the Business Combination Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference. Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is an investor presentation that TDAC and ProLogium have prepared for use in connection with the announcement of the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1 and 99.2.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to ProLogium and TDAC. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity, number of customers, vendors or users and market share, the capability of ProLogium’s technology, ProLogium’s business plans including its plans to expand globally, the sources and uses of proceeds from the Business Combination, the anticipated enterprise value of the combined company following the consummation of the Business Combination, any benefits of ProLogium’s partnerships, strategies or plans as they relate to the Business Combination, anticipated benefits of the Business Combination and expectations related to the terms and timing of the Business Combination are also forward-looking statements.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. These statements are based on ProLogium’s and TDAC’s reasonable expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond ProLogium’s and TDAC’s control. Forward-looking statements in this Current Report speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for ProLogium or TDAC to predict these events or how they may affect ProLogium or TDAC. In addition, there will be risks and uncertainties described in the proxy statement/prospectus relating to the Business Combination, which is expected to be filed by ProLogium with the SEC, and other documents filed by ProLogium or TDAC from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Neither ProLogium nor TDAC can assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the occurrence of any event, change or other circumstance that could delay, impede or prevent the Business Combination or give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against ProLogium or TDAC, the combined company or others following the announcement of the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ProLogium or TDAC or to satisfy other conditions to closing; failure to obtain the TDAC Extension, the amount of redemption requests made by TDAC’s public shareholders or the Company Shareholders; the ability to maintain the stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of ProLogium or TDAC as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination; costs related to the Business Combination; changes in applicable laws or regulations; international trade disputes, including threatened or implemented tariffs by the U.S. and threatened or implemented tariffs by foreign countries in retaliation; the ability of ProLogium to execute its business model, including market acceptance of its planned products and services; the combined company’s ability to raise capital; future financial performance of the combined company following the Business Combination; the possibility that TDAC or the combined company may be adversely affected by other economic, business and/or competitive factors; risks associated with ProLogium’s efforts to commercialize its products; ProLogium’s ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; the impact of competing products on ProLogium’s business; intellectual property-related claims against ProLogium or the combined company; ProLogium’s dependence upon its key personnel and ability to attract and retain such personnel and additional qualified personnel; ProLogium’s ability to source raw materials for its products; and other risks and uncertainties to be set forth in the section entitled “Risk Factors” in the registration statement on Form F-4 to be filed by ProLogium with the SEC and those included under the heading “Risk Factors” in TDAC’s filings with the SEC. There may be additional risks that neither ProLogium nor TDAC presently knows or that ProLogium and TDAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by ProLogium, TDAC, their respective directors, officers or employees or any other person that ProLogium or TDAC will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent the views of ProLogium and TDAC as of the date of this Current Report. Subsequent events and developments may cause those views to change. Except as required by applicable law, neither ProLogium nor TDAC has any duty to, and does not intend to, update or revise the forward-looking statements in this Current Report after the date of this Current Report. You should, therefore, not rely on these forward-looking statements as representing the views of ProLogium or TDAC as of any date subsequent to the date of this Current Report.

Additional Information and Where to Find It

In connection with the Business Combination, ProLogium is expected to file with the SEC a registration statement on Form F-4, which will include a proxy statement of TDAC and a prospectus of ProLogium. TDAC shareholders and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus included in the registration statement and any other documents filed with the SEC because these documents will contain important information about ProLogium, TDAC and the Business Combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of TDAC as of a record date to be established for voting on the Business Combination. Before making any voting or investment decision, investors and shareholders of TDAC are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Business Combination. The documents filed by TDAC and ProLogium with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

ProLogium, TDAC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TDAC shareholders with respect to the Business Combination. A list of the names of TDAC’s directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement/prospectus for the Business Combination when available. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of TDAC shareholders in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus for the Business Combination when available.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities of ProLogium or TDAC, nor shall there be any sale of any such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1*	Business Combination Agreement
10.1	Sponsor Letter Agreement
10.2*	Form of Prologium Shareholder Voting Agreement
10.3*	Form of Prologium Shareholder Lock-Up Agreement
10.4*	Form of Registration Rights Agreement
99.1	Press Release, dated May 27, 2026.
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain of the annexes, exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and/or Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of any omitted annex, exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2026		TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

	By:	/s/ Michael B. Hoffman
	Name:	Michael B. Hoffman
	Title:	Chief Executive Officer